HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401        HV-4824 - Group Variable Funding Agreements - The HART Program [No Fee]

333-114404        HV-4900 - Group Variable Funding Agreements - The HART Program [Fee]

_____________________________

Supplement dated May 16, 2011 to your Prospectus

FUND NAME CHANGE

THE HARTFORD GLOBAL HEALTH FUND – CLASS A

Effective August 5, 2011, the following name change is made to your Prospectus:

Old Name	New Name

The Hartford Global Health Fund - Class A	The Hartford Healthcare Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.